UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 16, 2020

                     PIERRE CORP.

(Exact name of Registrant as specified in its charter)

Nevada

        333-227286

      467-4046237

(State or other jurisdiction

(Commission File No.)

     (IRS Employer

of incorporation)

   Identification No.)

75 E Santa Clara St., 6th Floor

San Jose, CA 95113

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (310) 938-4494

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class

Trading Symbol(s)

Name of Each Exchange on Which Registered

None

N/A

N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ❑

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On March 16, 2020 the Company acquired all of the outstanding shares of Fourth Wave Energy, Inc.  for 6,200,000 restricted shares of the Company’s common stock.

Fourth Wave has designed an energy system which is based on combining solar power and other energy efficient technologies into one fully integrated system.  The Fourth Wave energy system is designed to significantly reduce energy consumption and associated carbon emissions in residences and commercial buildings.

The Fourth Wave energy system is:

•

powered by solar photovoltaics and is managed with direct current advanced energy management controls

•

uses:

°

advanced battery storage systems;

°

efficient HVAC via ground-source energy;

°

LED lighting; and

°

solar energy for hot water heating.

•

can be customized for new building construction and to retrofit existing structures.

Fourth Wave plans to build five pilot projects, including one in its office/warehouse in San Jose and one in Dallas and use these pilot projects as showcases for its technology.

A depiction of Fourth Wave’s energy system for residences and commercial buildings is attached.

In connection with this acquisition the Company entered into consulting agreements with certain founders of Fourth Wave.  The consulting agreements require the Company to collectively pay $385,000 in consulting fees during the terms of the consulting agreements, all but one of which expire between May 31 and June 30, 2020.  One consulting agreement is for a twelve month period and expires in the Spring of 2021.

As of the date of this report Fourth Wave was in the development stage and had not generated any revenue.

The CleanTech Home of the Future

The Fourth Wave Energy System for residential buildings

Home Energy Manager
Battery, HVAC, and lighting controls optimize energy management
Solar Photovoltaics
10 kW array generates clean energy
Solar Passive Design: South facing orientation to optimize solar exposure
Building Envelope
Highly efficient insulation and air-tight construction
Framing R20+24
Roof R45+30
Solar Thermal H20
Hot water heater
Efficient Lighting
LED lighting throughout home
Rainwater Harvesting
300-gallon underground storage cistern
Geothermal Heat Pump & Underground Well Field
Capacity to support entire heating & cooling load
Energy Storage
DC battery storage
Direct Current Power System
Direct DC solar PV to battery storage, lighting, and plug-load maximizes energy efficiency pulsating
direct
variable
alternating
EV Charger
50 AMP car
Charging station

Fourth Wave Energy

The CleanTech Commercial Building of the Future

The Fourth Wave Energy System for commercial buildings

Energy Management System
Battery, HVAC, and lighting controls optimize energy management
Solar Photovoltaics
10 kW array generates clean energy
Solar Passive Design: South facing orientation to optimize solar exposure
Efficient Lighting
LED lighting throughout home
Solar Thermal H20
Hot water heater
Energy Storage
DC battery storage
Geothermal Heat Pump & Underground Well Field
Capacity to support entire heating & cooling load
EV Charger
50 AMP car charging station
Building Envelope
Highly efficient insulation and air-tight construction
Framing R20+24
Roof R45+30
Direct Current Power System
Direct DC solar PV to battery storage, lighting, and plug-load maximizes energy efficiency pulsating
direct
variable
alternating

Fourth Wave Energy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2020.

PIERRE CORP.

By:

/s/ J. Jacob Isaacs

J. Jacob Isaacs, Chief Executive Officer